UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 11, 2013
(Date of earliest event reported: February 8, 2013)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

5.75% Senior Notes Offering

On February 8, 2013, Revlon, Inc. (“Revlon”) issued a press release (the “Notes Offering Press Release”) announcing that Revlon Consumer Products Corporation (“RCPC”), Revlon’s wholly-owned operating subsidiary, had successfully completed its previously-announced offering of $500,000,000 aggregate principal amount of 5.75% Senior Notes due 2021 (the “Notes Offering”).

The full text of the Notes Offering Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Tender Offer and Consent Solicitation

Concurrently with the successful completion of RCPC’s Notes Offering of the 5.75% Senior Notes, Revlon, Inc. also issued a press release (the “Tender Offer Press Release”) announcing the early tender results for RCPC’s previously-announced cash tender offer to purchase any and all of its outstanding 9¾% Senior Secured Notes due November 2015 (CUSIP No. 761519 BB2) (the “9¾% Senior Secured Notes”) and the related solicitation of consents to amend the indenture governing the 9¾% Senior Secured Notes to remove substantially all of the covenants and certain events of default contained therein (together, the “Tender Offer”).

The full text of the Tender Offer Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Notes Offering Press Release, dated February 8, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 11, 2013).

99.2
Tender Offer Press Release, dated February 8, 2013 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 11, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By: /s/ Lauren Goldberg Lauren Goldberg Executive Vice President and General Counsel
Date: February 11, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1
Notes Offering Press Release, dated February 8, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 11, 2013).

99.2
Tender Offer Press Release, dated February 8, 2013 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 11, 2013).